Balance Sheet Components - Summary of Accrued Expense and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Schedule Of Accrued Liabilities And Other Current Liabilities [Abstract]
Accrued payables	$ 19,869	$ 23,625
Accrued compensation and benefits	11,749	10,378
Accrued taxes and other	335	657
Total accrued expenses and other current liabilities	$ 31,953	$ 34,660